WILMINGTON MULTI-MANAGER REAL ASSET FUND
WT MUTUAL FUND
Supplement dated August 21, 2007 to the Prospectuses
The information in this Supplement contains new and additional information beyond that in the Institutional Shares and A Shares Prospectuses (the “Prospectuses”) of the Wilmington Multi-Manager Real Asset Fund (the “Real Asset Fund” or “Fund”) dated November 1, 2006 and should be read in conjunction with those Prospectuses.
The following paragraph should be inserted at the end of the section under the heading “Strategies of Sub-Advisers to the Real Asset Fund” and sub-heading “Standish Mellon Asset Management Company LLC (“Standish Mellon”)”:
     Standish Mellon manages a portion of the Real Asset Fund using its Short Term Investment Fund Plus (“STIF Plus”) strategy. The STIF Plus strategy seeks to achieve superior total return on an absolute and risk-adjusted basis versus the Merrill Lynch 3-Month Treasury Bill Index. The portfolio managers use top-down quantitative and macroeconomic analysis to guide asset allocation among quality, sector, industries and positioning on the yield curve. Fundamental analysis is used to identify individual issues with excellent liquidity which offer return over that of traditional money market strategies. Investments may include commercial paper, certificates of deposit, floating-rate notes, US Treasury securities, agency securities, corporate notes, bank deposits and asset-backed securities. The portfolio is expected to hold 50 to 75 issues, with credit quality ranging from AAA to A and A1/P1. The duration will range from 35 to 75 days. Risk is managed by: (1) using high quality instruments; (2) diversifying across sectors, industries, issuers and credit quality; and (3) seeking out issuers with stable or improving operating results.
The following paragraphs should be inserted under the heading “Fund Management” and sub-headings “Portfolio Managers — Sub-Advisers”, “Real Asset Fund” and at the end of the section “Standish Mellon Asset Management Company LLC”:
     The STIF Plus strategy is managed by Standish Mellon’s 15-member Short Duration Strategies Team headed by Laurie Carroll. Key team members are Johnson Moore, Patricia Loughran and Jay Sommariva.
     Laurie Carroll is the Managing Director overseeing the development of and strategy for all beta and short duration portfolios for Standish Mellon. She joined Standish Mellon in 1986 as a Portfolio Manager for active core and short duration strategies. Laurie has an M.B.A from University of Pittsburgh and a B.A. from Seton Hall University.
     Johnson Moore, CFA is the Associate Director for Short Duration and Beta Management Strategies. He joined Standish Mellon in 2000 and before that served as Mellon’s Corporate Market Risk Manager. Johnson joined Mellon in 1991 as the Senior Bank Investment Portfolio Manager. Johnson has a B.A. from the University of Virginia.

     Patricia Loughran is a Senior Portfolio Manager responsible for managing and trading securities and short duration portfolios. She joined Standish Mellon in 1995. Patricia has a B.S. from Allegheny College.
     Jay Sommariva is a Portfolio Manager responsible for managing and trading short duration portfolios. He joined Standish Mellon in 2005 from Northern Trust Global Investments where he was a Portfolio Manager. Jay has an M.B.A. from Duquesne University and a B.S. from Indiana University of Pennsylvania.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.